CBIZ M&A Strategy and Recent Acquisitions January 12, 2022 Jerry Grisko, President & Chief Executive Officer Ware Grove, Chief Financial Officer Chris Spurio, President, Financial Services Your Team. Local. Trusted. Nationwide. Exhibit 99.1

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE CBIZ M&A Strategy Forward-looking Statements & Non-GaAP Measures Forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected.  Such risks and uncertainties include, but are not limited to: we may be more sensitive to revenue fluctuations than other companies, which could result in fluctuations in the market price of our common stock; payments on accounts receivable may be slower than expected, or amounts due on receivables or notes may not be fully collectible; we are dependent on the services of our executive officers and other key employees, the loss of any of whom may have a material adverse effect on our business, financial condition and results of operations; restrictions imposed by independence requirements and conflict of interest rules may limit our ability to provide services to clients of the attest firms with which we have contractual relationships and the ability of such attest firms to provide attestation services to our clients; our goodwill and intangible assets could become impaired, which could lead to material non-cash charges against earnings; our goodwill and intangible assets could become impaired, which could lead to material non-cash charges against earnings; certain liabilities resulting from acquisitions are estimated and could lead to a material non-cash impact on earnings; the anticipated benefits and perceived advantages of acquisitions may not be achieved; governmental regulations and interpretations are subject to changes, which could have a material adverse effect on revenue; changes in the United States healthcare environment, including new healthcare legislation, may adversely affect the revenue and margins in our healthcare benefit businesses; we are subject to risks relating to processing customer transactions for our payroll and other transaction processing businesses; cyber-attacks or other security breaches involving our computer systems or the systems of one or more of our vendors could materially and adversely affect our business; we are subject to risk as it relates to software that we license from third parties; we could be held liable for errors and omissions; the future issuance of additional shares could adversely affect the price of our common stock; our principal stockholders may have substantial control over our operations; we require a significant amount of cash for interest payments on our debt and to expand our business as planned; terms of our credit facility may adversely affect our ability to run our business and/or reduce stockholder returns; our failure to satisfy covenants in our debt instruments will cause a default under those instruments; we are reliant on information processing systems and any failure of these systems could have a material adverse effect on our business, financial condition and results of operations; we may not be able to acquire and finance additional businesses which may limit our ability to pursue our business strategy; the business services industry is competitive and fragmented; if we are unable to compete effectively, our business, financial condition and results of operations may be negatively impacted; there is volatility in our stock price.  A more detailed description of such risks and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements made in this presentation are made only as of the end of the fourth quarter of 2021.  The Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently have occurred or of which it thereafter has become aware since the end of the fourth quarter of 2021.  The Company has included certain Non-GAAP measures in this presentation.  Non-GAAP measures are commonly used by the Company, its shareholders and debt holders to evaluate, assess and benchmark the Company’s operational results and to provide an additional measure with respect to the Company’s ability to meet future debt obligations.

Enter attractive geographic markets Strengthen presence in existing market Add breadth of service or depth of expertise to our existing offerings Expand into higher growth industries and service niches Access to top talent Immediately accretive CBIZ, INC. | PAGE CBIZ M&A Strategy Growth by Acquisition Consideration based on TTM EBITDA 50%+ paid up front Balance paid on multi-year earnout contingent on achieving reasonable growth targets Proceeds paid using a mix of cash and stock Successful local or regional company Cultural fit Strong leadership Desire for greater national platform and enhanced client service capabilities Cross-serving potential Full integration ATTRIBUTES STRUCTURE STRATEGY

Over our 25 year history, we’ve successfully acquired and integrated over 200 companies. We average 4 - 6 acquisitions each year with an increasing trend in the volume and size of transactions. We’ve achieved significant shareholder value with a manageable risk profile. Using clear criteria, we identify, cultivate and pursue acquisitions that make us a stronger company and position us for future growth. Our successful track record demonstrates that we can offer potential partners opportunities to accelerate growth in ways that they cannot do alone. We have an increasingly strong pipeline of potential transactions as more high quality firms consider strategic alternatives. Most recently, experience during pandemic reinforced the strength and stability of CBIZ’s business model and opportunities that come with our scale. CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE CBIZ M&A History overview

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE CBIZ M&A Strategy 2021 M&A Highlights We completed the following 6 acquisitions in 2021 with annualized revenue of approx. $75M: Enter attractive geographic markets Berntson Porter – Bellevue, Washington based accounting and tax firm. One of the top ten CPA firms in the Puget Sound region and serves as platform acquisition in the Pacific Northwest. $26M in annual revenue. Shea Labagh Dobberstein – Bay Area, California based accounting and tax firm. One of the top twenty CPA firms in the Greater Bay Area. Highly complementary to existing CBIZ California footprint. $30M in annual revenue. Add breadth of service and depth of expertise Optumas – Scottsdale, Arizona based actuarial firm specializing in government healthcare and Medicaid administration services. Adds breadth of expertise to CBIZ government healthcare consulting services business. $10.9M in annual revenue. Wright Retirement Services – Georgia based provider of Third Party Administration services to retirement plan services clients across the country. Adds breadth of expertise to CBIZ Retirement and Investment Solutions business. $1.2M in annual revenue. Strengthen presence in existing markets Tax Market Advisory Group of Richey May, CPA – Denver, Colorado based firm that provides tax compliance and consulting services to middle market companies and family groups. Bolsters CBIZ’s rapidly growing Colorado office. $3.6M in annual revenue. Weiss & Company CPA – San Diego, California based tax services practice focused on mid-sized clients in real state and construction. Bolsters CBIZ’s strong San Diego practice with talent and attractive client base. $2.5M in annual revenue.

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth Overview $138M FY2021E Revenue Top 10 Firm in mid-Atlantic Region 600+ Team Members 7 Offices

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth overview background Founded in 1907. Headquartered in New York City with seven total offices including Long Island and Westchester, NY, Northern New Jersey, Philadelphia, Boca Raton and Washington, D.C. Specialties include business continuity, international tax, forensic accounting, litigation support, technology, family office and financial advisory services. Industry niches include: Real estate and construction, Private client services, Manufacturing, wholesale and distribution, and Nonprofit, government and healthcare.

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth overview Strategic rationale Acquisition of Marks Paneth is highly strategic, complementary and accretive Adds critical scale and scope in the important NYC metro market. Adds scale to existing CBIZ offices in Philadelphia and Boca Raton in addition to a Washington, D.C. location. Brings immediate value to existing clients for both CBIZ and MP, expands services we can offer clients and deepens client relationships. Enables CBIZ to be more competitive with larger clients and key industries like real estate and non-profit. Adds strategic leadership to strengthen succession planning. Strong cultural fit. Attractive return and long-term impact for earnings.

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth overview Combined Ny Metro Footprint NEW YORK CITY NORTHERN NEW JERSEY WESTCHESTER LONG ISLAND 5 Locations 700+ Team Members Comprehensive advisory services

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth overview Transaction highlights Deal terms and structure are consistent with CBIZ’s general approach to acquisitions. Expected to achieve IRR within our target range of 12% - 15% for acquisitions. Consideration is primarily cash based, with approx. 10% of consideration expected to be paid in CBIZ shares. After giving effect to initial acquisition payments, CBIZ leverage is estimated at 1.5X EBITDA. With over $160M of remaining financial capacity on the $400M credit facility, CBIZ will continue to actively evaluate a strong pipeline of potential acquisitions and pursue stock repurchases. Integration approach and key processes are consistent with prior transactions and scale to size and complexity of transaction.

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE Marks Paneth overview Transaction highlights Impact for 2022: Revenue – Adds $138M to revenue. EPS - $0.10 expected contribution after eliminating the impact of transaction and first year integration costs. Transaction will have a nominal contribution to 2022 GAAP reported EPS as a result of deal-related costs and first year integration costs. EBITDA – Expected range of 11% - 12% of revenue after eliminating the impact of transaction and first year integration costs. 2023 GAAP Reporting: EPS - $0.15 - $0.18; growing to $0.20 - $0.25 by 2025 when remaining integration costs are addressed. EBITDA - 14% - 16% of revenue; growing to 16% - 18% by 2025 when remaining integration costs are addressed.

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE CBIZ m&A Strategy Integration milestones MP will operate as a separate business unit MP initially branded as CBIZ Marks Paneth Back office integration substantially completed Operational integration plan developed including: IT integration Client management systems implementation Effective Date: January 1, 2022 Team Welcome Meeting Client Notifications Immediate integration of HR, benefits, payroll, financial reporting and treasury management Joint marketing launch 2022 2023 Integration by geographic office (New York, Philadelphia, Boca Raton, etc.) and service lines January

CBIZ, INC. | PROPRIETARY AND CONFIDENTIAL PAGE CBIZ M&A Strategy summary Expands presence and capacity in growing NYC metro market and beyond. Complements existing team and enhances breadth and depth of services and expertise to provide immediate benefits for current clients. Strong leadership. Cultural alignment and shared values. Accelerates growth and builds long-term value.

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